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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 8, 2004
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                        (Date of earliest event reported)





                               GMX RESOURCES INC.
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             (Exact name of registrant as specified in its charter)



                         (Commission File No. 000-32325)





                OKLAHOMA                                       73-1534474
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      (State or other jurisdiction                          (I.R.S. Employer
            of incorporation)                              Identification No.)



            ONE BENHAM PLACE
     9400 NORTH BROADWAY, SUITE 600
         OKLAHOMA CITY, OKLAHOMA                                  73114
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:          (405) 600-0711




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included with this report:

Exhibit No.       Description
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99.1              Company Press Release dated July 8, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 8, 2004, the Company issued a press release announcing an anticipated increase in production for the quarter ending June 30, 2004. A copy of the press release is filed as an exhibit to this report and incorporated by reference. Pursuant to Instruction 6 to Form 8-K, the Company elects that this information shall be deemed filed under the Exchange Act and incorporated by reference into its existing registration statements filed under the Securities Act of 1933.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                GMX RESOURCES INC.



Date:    July 8, 2004                           By:  /s/  Ken L. Kenworthy, Sr.
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                                                     Ken L. Kenworthy, Sr.,
                                                     Chief Financial Officer







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                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Company Press Release dated July 8, 2004


























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